Breene Kerr

P.O. Box 1616

Los Altos, CA 94023

          November 6th, 2009

Jerry Mikolajczyk, CEO

Board of Directors

Minecore International Inc.

75 East Santa Clara

Suite 1388

San Jose, CA 95113

For personal reasons, effective immediately, I hereby tender my resignation from the Board of Directors of Minecore International and terminate my relationship with the company and any and all of its subsidiaries or related businesses.

Sincerely, BY: /S/ Breene M. Kerr, Jr. —————————————— Breene M. Kerr, Jr.